Exhibit 10.76

FIFTH AMENDMENT TO MANAGEMENT AGREEMENT

THIS FIFTH AMENDMENT TO MANAGEMENT AGREEMENT (this “Amendment”) is made and entered into as of June 28, 2017 by and among HPT TRS IHG-2, INC. (“Owner”), a Maryland corporation (successor by merger to HPT TRS IHG-1, Inc. and HPT TRS IHG-3, Inc.), and INTERCONTINENTAL HOTELS GROUP RESOURCES, INC. (“Resources”), a Delaware corporation, IHG MANAGEMENT (MARYLAND) LLC (“Maryland”), a Maryland limited liability company, and INTERCONTINENTAL HOTELS GROUP (CANADA), INC. (“Canada”), a corporation under the laws of Ontario, Canada (Resources, Maryland and Canada, collectively, “Manager”).

W I T N E S S E T H

WHEREAS, HPT TRS (for itself and as successor by merger to HPT TRS IHG-1, Inc. and HPT TRS IHG-3, Inc.) and IHG Manager are parties to that certain Management Agreement, dated as of July 1, 2011, as amended by that certain Amendment to Management Agreement, dated as of March 16, 2015, that certain Second Amendment to Management Agreement, dated as of February 11, 2016, that certain Third Amendment to Management Agreement dated as of February 1, 2017 and that certain Fourth Amendment to Management Agreement dated as of March 24, 2017 (as so amended, the “Management Agreement”); and

WHEREAS, Owner and Manager desire to amend certain terms of the Management Agreement to address the potential addition of hotels under the Hotel Indigo brand; and

NOW, THEREFORE, in consideration of the mutual promises and covenants herein contained and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Owner and Manager, intending to be legally bound, herby agree, effective from and after the date hereof, as follows:

1.Capitalized Terms. Capitalized terms used in this Amendment and not otherwise defined herein shall have the meanings given such terms in the Management Agreement.

2.Amendments to Management Agreement. The following provisions in the Management Agreement are amended as follows:

a.Article 1: The following new definitions are inserted (but the insertion of such new definitions shall not affect or change the section references for any of the other definitions in Article 1):

“Hotel Indigo Hotels” shall mean the Hotels that are operated as of their Effective Dates as Hotel Indigo hotels.

b.Section 1.16: The definition of “Brand” is expanded to also include the Hotel Indigo hotel service marks, together with the applicable Brand Standards, with all of the attributes and features customarily associated with the Hotel Indigo hotels in North America from time to time.

c.Section 1.17: The definition of “Brand Standards” is expanded to also include the standards of operation, as amended from time to time, in effect at substantially all hotels that are operated under the Hotel Indigo name as may be specified in manuals and other guidelines provided by the owner of the System Marks or its Affiliates.

d.Section 1.97: The definition of “Reservation System” is expanded to also include the computerized network of high speed terrestrial and satellite-linked hardware and data lines connecting hotels, central reservation centers, data processing centers and travel agencies which provides reservation services to the Hotel Indigo hotels in North America.

e.Section 1.113: The definition of “System Marks” is expanded to also include all service marks, trademarks, copyrights, trade names, logo types, commercial symbols, patents or other similar rights or registrations now or hereafter held, applied for or licensed by Manager or any Affiliate of Manager in connection with the Hotel Indigo hotel brand, including without limitation those related to the naming of any restaurant, bar or food and beverage facility operated by Manager not otherwise expressly licensed in writing from a third party.

f.Section 6.1: The first sentence of Section 6.1 is deleted and the following sentence is inserted in lieu thereof:

“Manager shall operate each Hotel as a Staybridge Suites, Crowne Plaza, InterContinental, Holiday Inn, Candlewood Suites, Hotel Indigo, Kimpton, Hotel Monaco or Hotel Palomar hotel, as applicable, in accordance with the terms of this Agreement, the applicable Brand Standards and the Operating Standards.”

g.Section 7.3(d): The following is inserted at the end of the list set forth in Section 7.3(d) (Travel Related Expenses of Manager’s Senior Operational Personnel):

Hotel Type                        Amount

Hotel Indigo Hotels                    $10,000

As clarification, the foregoing amount will be adjusted by the percentage change in the Consumer Price Index as described in 7.3(d), running from January 1, 2012.

h.Section 7.5: The following sentence is inserted after the second sentence of Section 7.5: “The Hotel Indigo hotels shall also be included as participating hotels on the Reservation System operated by Manager, its Affiliates or agent(s) for the benefit of all of the Hotel Indigo hotels.”

i.Section 9.2 (System Fees):

(a)Section 9.2(a) is expanded to include a reservation and marketing fee (or services contribution, as it may be characterized from time to time) of 3.5% of Rooms Revenue with respect to each of the Hotel Indigo Hotels.
(b)Section 9.2(b) is expanded to include an IHG Rewards Club Fee for the Hotel Indigo Brand equal to 4.75% and 1.2% of qualifying meetings revenue with respect to the Hotel Indigo Brand.

(c)Section 9.2(d) is amended such that the Technology Fee is currently $13.80 per guest room per month.

j.Section 12.2: The following sentences are inserted before the next to last sentence:

“Additionally, it is understood and agreed by Owner that the names Hotel Indigo and all System Marks related thereto are the exclusive property of Manager or its Affiliates. Except for any rights expressly granted to Owner in this Agreement, in the event of termination or cancellation of this Agreement, whether as a result of a default by Manager or otherwise, Owner shall not hold itself out as, or operate the Hotels as Hotel Indigo hotels, and will immediately cease using such names and all other System Marks in connection with the name or operation of each applicable Hotel as of the Expiration Date.”

k.Section 17.5(k): The fee for management of Hotel Indigo Hotels under the circumstances set forth in Section 17.5(k) shall be three percent (3%) of Gross Revenues.

5. Ratification. As amended hereby, the Management Agreement remains in full force and effect and is ratified and confirmed.

6. Counterparts. This Amendment may be executed in two or more counterparts, each of which shall constitute an original, but all of which, when taken together, shall constitute one agreement. Any such counterpart may be delivered by facsimile or e-mail (in .pdf format), and any signature so delivered shall be deemed an original signature for all purposes.

7. Closing Condition. If that certain Hotel Purchase and Sale Agreement, dated as of June 19, 2017, between Boulevard Inn Limited Liability Company and Hospitality Properties Trust, as amended from time to time, with respect to the hotels currently known as The Lofts Hotel and having an address at 33 E. Nationwide and the hotel commonly known as The Crowne Plaza Columbus-Downtown and having an address at 55 E. Nationwide Blvd., Columbus, Ohio is terminated or if HPT IHG-2 Properties Trust (the “HPT Acquirer”) does not acquire such hotel on or before September 1, 2017, then this Amendment shall be automatically rescinded and terminated and it shall no longer have any force or effect; provided that Manager may elect to reinstate this Amendment if the HPT Acquirer thereafter acquires such hotel during calendar year 2017.

[Remainder of page intentionally left blank; Signature pages follow]

IN WITNESS WHEREOF, the parties hereto have duly executed and delivered this Amendment effective as of the day and year first above written.

OWNER:

HPT TRS IHG-2, INC.

By: /s/ John G. Murray
John G. Murray
President

MANAGER:

INTERCONTINENTAL HOTELS GROUP
RESOURCES, INC.

By: /s/ Paul Huang
Paul Huang, as its Vice-President

MANAGER:

INTERCONTINENTAL HOTELS GROUP
(CANADA), INC.

By: /s/ Paul Huang
Paul Huang, as its Vice-President

IHG MANAGEMENT (MARYLAND) LLC

By: /s/ Paul Huang
Paul Huang, as its Vice-President

[First Signature Page to Fifth Amendment to Management Agreement]

Each of the parties comprising Landlord joins in the foregoing Amendment to evidence its continued agreement to be bound by the terms of Sections 4.1 through 4.7 and Articles 15 and 16 of the Management Agreement, as may be amended by the foregoing Amendment, in each case to the extent applicable to it, subject to the terms of Sections 24.18.

LANDLORD:

HPT CW MA REALTY TRUST

By: /s/ John G. Murray
John G. Murray
Trustee and not individually

HPT IHG CANADA PROPERTIES TRUST

By: /s/ John G. Murray
John G. Murray
President

HPT IHG GA PROPERTIES LLC

By: /s/ John G. Murray
John G. Murray
President

HPT IHG-2 PROPERTIES TRUST

By: /s/ John G. Murray
John G. Murray
President

HPT IHG-3 PROPERTIES LLC

By: /s/ John G. Murray
John G. Murray
President

[Second Signature Page to Fifth Amendment to Management Agreement]

AGREEMENT BY
INTERCONTINENTAL HOTELS (PUERTO RICO) INC.

Reference is made to that certain Guaranty Agreement, dated as of July 1, 2011, by Intercontinental Hotels (Puerto Rico) Inc. (“PR Tenant”) for the benefit of HPT TRS IHG-1, Inc., HPT TRS IHG-2, Inc., HPT TRS IHG-3, Inc., HPT IHG PR, Inc. and Hospitality Properties Trust (the “PR Guaranty”).

PR Tenant acknowledges receipt of the foregoing Fifth Amendment to Management Agreement by and among HPT TRS IHG-2, Inc., Intercontinental Hotels Group Resources, Inc., IHG Management (Maryland) LLC and Intercontinental Hotels Group (Canada), Inc. (the “Amendment”).

PR Tenant also confirms that all references to the “Management Agreement” to the PR Guaranty shall refer to the Management Agreement (as defined in the Amendment) as amended by the Amendment and that the PR Guaranty remains in full force and effect.

PR TENANT:

INTERCONTINENTAL HOTELS (PUERTO RICO) INC.,
a Puerto Rico corporation

By: /s/ Robert Chitty______________
Name: Robert Chitty
Title: VP

[Third Signature Page to Fifth Amendment to Management Agreement]

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